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                                                                    EXhibit 10.8




               AMENDMENT NO. 3 TO LEASE DATED DECEMBER 1, 1977,
           BY AND BETWEEN K & E LAND AND LEASING AND KEVCO, INC.

          THIS Amendment No. 3 to a Lease (the "Lease") made and entered into as of December 1, 1977, by and between K & E LAND & LEASING, a partnership ("Lessor") and KEVCO, INC., a Texas corporation ("Lessee"), is made and entered into as of the 1st day of February, 1993, effective said date:

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Lessor and Lessee desire to amend the Lease as hereinafter provided; NOW, THEREFORE, IN CONSIDERATION of the premises and the covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed and do hereby agree as follows, intending to be legally bound thereby:

          1. The first paragraph of Paragraph 3 of the Lease (as heretofore amended) entitled "Rental" is hereby amended in its entirety to hereafter read as follows:

               "3. Rental. Lessee agrees and promises to pay to Lessor for and
                   ------
          during the balance of the term of this Lease as rental for the Demised Premises the sum of $661,850, payable in monthly installments of $10,675 each, subject to increase as hereinafter provided, and payable in advance and without demand on the first of each calendar month therein throughout the remainder of the stated term of this Lease and any renewals or extensions thereof except as otherwise provided in Paragraph 14 hereof. Payment of such rent shall be made at such place or places as Lessor may, from time to time, designate."

          2. In all other respects the Lease as herein and heretofore amended shall remain in full force and effect and unimpaired.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Lease as of the day and year and effective date hereinabove written.

LESSOR:                                 LESSEE:

K & E  LAND & LEASING                   KEVCO, INC.

BY: /s/ B.T.Everett                     By: /s/ Jerry.E.Kimmel
    ------------------------                ------------------------
      Its Partner                           Its Duly Authorized Officer